Exhibit 32.2

PERICOM SEMICONDUCTOR CORPORATION

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this quarterly report of Pericom Semiconductor Corporation (the “Company”) on Form 10-Q for the three months ended December 27, 2003 (the “Report”), I, Michael D. Craighead, Chief Financial Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

February 10, 2004

	By:	/s/ Michael D. Craighead

Michael D. Craighead Chief Financial Officer Pericom Semiconductor Corporation